UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                               _________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 30, 2009

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2257                   13-1394750
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(State or other jurisdiction         (Commission                (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


                      26 Pearl Street, Norwalk, CT  06850
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

              The Company has learned that on January 30, 2009, Gamco Investors, Inc. and others, including Mario Gabelli, filed a 13D Amendment with the Securities and Exchange Commission reporting in Item 4 that on January 29, 2009, Gabelli Funds, LLC had filed a complaint, both individually and derivatively, on behalf of the Company, in the United States District Court for the Southern District of New York against four of the Company's directors, Richard Brandt, Thomas Brandt, Matthew Brandt and Michael R. Mulcahy, and the Company as a nominal defendant. The alleged basis for the complaint is the July 2008 transaction in which the Company sold assets of its Entertainment Division to Storyteller Theaters Corporation. A copy of the complaint is attached as an exhibit to such 13D filing. The Company and the other defendants have not yet been served, but, management and the Company's law firm believes the claims asserted in the lawsuit against it and the directors are without any merit and intends to defend against those claims vigorously.





                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                           TRANS-LUX CORPORATION



                                           by:   /s/ Angela D. Toppi
                                              --------------------------
                                              Angela D. Toppi
                                              Executive Vice President
                                              and Chief Financial Officer





Dated:  February 4, 2009